                                                                   EXHIBIT 10.46

                                                         DATED: FEBRUARY 2, 2000

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

                     --------------------------------------

                                 eUNIVERSE, INC.

                          COMMON STOCK PURCHASE WARRANT

                     --------------------------------------

         This certifies that, for good and valuable consideration, eUniverse, Inc., a Nevada corporation (the "Company"), grants to ___________________, or registered assigns (the "Warrantholder"), the right to subscribe for and purchase from the Company __________ validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), with the first ____ Warrant Shares at the purchase price per share of $6.00, and the remaining ______ Warrant Shares at the purchase price per share of $8.00 (collectively, the "Exercise Prices" and each individually an "Exercise Price"), from time to time, prior to 5:00PM Eastern Standard Time on ________ (the "Expiration Date"), all subject to the terms, conditions and adjustments herein set forth.

Certificate No.:

Number of Shares:

Name of Warrantholder:




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1.   Duration and Exercise of Warrant; Limitation on Exercise; Payment of Taxes.

     1.1 Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, the Warrant may be exercised, in whole or in part, by the Warrantholder by:

         (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form (substantially in the form attached hereto at Exhibit "A") specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

         (b) the delivery of payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check, of the applicable Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (or as provided in Section 1.2 below).

     1.2 Conversion Right.

         (a) In lieu of the payment of the Exercise Price, the Warrantholder shall have the right (but not the obligation) to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the "Conversion Right") as provided for in this Section 1.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price; provided, however, that the Warrantholder shall be required to pay the par value for any shares of Common Stock so delivered) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the Expiration Date by delivering the Warrant Certificate, with a duly executed Exercise Form with the conversion section completed to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock the Warrantholder will be issued pursuant to such conversion.

         (c) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

             (i) If the Common Stock is listed on a national securities exchange, then the Fair Market Value shall be the average of the last ten "daily sales prices" of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted for trading on the last ten Business Days prior to the Determination Date, or if not listed or traded on any such exchange, then the Fair Market Value shall be the average of the last ten "daily sales prices" of the Common Stock on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System ("Nasdaq") on the last ten business days prior to the Determination Date. The "daily sales price" shall be the closing price of the Common Stock at the end of each day; or

             (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or if no such sale is made on at least nine of such days, then the Fair Market Value shall be the higher of (x) the Book Value per share, and (y) the fair value as reasonably determined in good faith by the Company's Board of Directors or a duly appointed committee of the Board (which determination shall be reasonably described in the written notice delivered to the Warrantholder together with the Common Stock certificates).

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     1.3 Limitations on Exercise. Notwithstanding anything to the contrary herein, this Warrant may be exercised only upon the delivery to the Company of any certificates, legal opinions, or other documents reasonably requested by the Company to satisfy the Company that the proposed exercise of this Warrant may be effected without registration under the Securities Act. The Warrantholder shall not be entitled to exercise this Warrant, or any part thereof, unless and until such certificates, legal opinions or other documents are reasonably acceptable to the Company.

     1.4 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within ten (10) Business Days after receipt of the Exercise Form and receipt of payment of the purchase price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

     1.5 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay all costs and expenses related to registration of ownership of the Warrant Shares, all income or other gains tax applicable to the issuance or sale of the Warrant Shares and any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

     1.6 Transfer of Warrant. Upon surrender of this Warrant to the Company with a duly executed assignment agreement (an "Assignment") and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such Assignment, and this Warrant shall promptly be canceled. Each Warrantholder agrees that prior to any proposed transfer of this Warrant, such Warrantholder shall give ten (10) days prior written notice to the Company of such Warrantholder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and, if requested by the Company, shall be accompanied by a written opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of this Warrant may be effected without registration under the Securities Act. In addition, the Warrantholder and the transferee shall execute any documentation reasonably required by the Company to ensure compliance with the Securities Act. The Warrantholder shall not be entitled to transfer this Warrant, or any part thereof, if such legal opinion is not acceptable to the Company or if such documentation is not provided. The term "Warrant" as used in this Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

2.  Restrictions on Transfer; Restrictive Legends.

         Except as otherwise permitted by this Section 2, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 1.6 or Section 4 herein shall) be stamped or otherwise imprinted with a legend in substantially the following form:

     THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

         Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such

                                       3



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Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND (II) UPON RECEIPT BY THE CORPORATION OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION.

         Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, or (ii) the Warrantholder has delivered to the Company an opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

3.   Reservation and Registration of Shares.

     The Company covenants and agrees as follows:

         (a) all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid, and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issue thereof, other than taxes with respect to any transfer occurring contemporaneously with such issue;

         (b) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant; and

         (c) the Company will, from time to time, take all such action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then effective Exercise Price.

4.   Loss or Destruction of Warrant.

         Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

5.   Ownership of Warrant.

         The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

6.   Certain Adjustments.

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     6.1 The number of Warrant Shares purchasable upon the exercise of this
Warrant and the Exercise Price shall be subject to adjustment as follows:

         (a) Stock Dividends. If at any time after the date of the issuance of this Warrant (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock, or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of Shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).

         (b) Combination of Stock. If the number of shares of Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).

         (c) Reorganization, etc. If any capital reorganization of the Company, any reclassification of the Common Stock, any consolidation of the Company with or merger of the Company into any other person, or any sale or lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant, the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.

         (d) Fractional Shares. No fractional shares of Common Stock or scrip will be issued to any Warrantholder in connection with the exercise of this Warrant, no cash will be paid in lieu of fractional shares, and the total number of shares of Common Stock issued to the Warrantholder shall be rounded to the nearest whole number.

         (e) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

     6.2 Notice of Adjustments. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice setting forth such adjustment or adjustments.

     6.3 Notice of Extraordinary Corporate Events. In case the Company after the date hereof shall propose to (i)

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distribute any dividend (whether stock or cash or otherwise) to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options, or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), any sale, transfer or other disposition of all or substantially all of its property, assets and business, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to each Warrantholder notice of such proposed action, which notice shall specify the date on which (a) the books of the Company shall close, or (b) a record shall be taken for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or (c) such reclassification, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date, if any, as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause
(iii) above at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

     6.4 Effect of Failure to Notify. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to Sections 6.2 and 6.3 shall not affect the legality or validity of the adjustment to the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

7. Amendments. Any provision of this Warrant may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders. Any amendment or waiver effected in accordance with this
Section 7 shall be binding upon each Holder and the Company.

8. Expiration of the Warrant. The obligations of the Company pursuant to this Warrant shall terminate on the Expiration Date.

9. Definitions.

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Book Value: per share of Common Stock as of any date herein shall mean the Consolidated Net Worth of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock outstanding as of such date.

     Business Day: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of Connecticut.

     Common Stock:  the meaning specified on the cover of this Warrant.

     Company:  the meaning specified on the cover of this Warrant.

     Consolidated Net Worth: as of any date herein specified, the total consolidated assets of the Company and its Subsidiaries minus the total consolidated liabilities of the Company and its Subsidiaries (exclusive of any liabilities associated with the Warrant) as determined from the consolidated balance sheet of the Company and its Subsidiaries from the most recent fiscal quarter, which consolidated balance sheet shall be prepared in accordance with generally accepted accounting principles, shall be in reasonable detail, and shall be certified as

                                       6



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complete and correct by the chief financial or accounting officer of the
Company.

     Exercise Form: an Exercise Form in the form annexed hereto as Exhibit A.

     Exercise Price: the meaning specified on the cover of this Warrant.

     Expiration Date: the meaning specified on the cover of this Warrant.

     Holder(s): holder(s) of (i) the Warrant Shares and other securities issued or issuable upon exercise of the Warrants and (ii) any securities issued or issuable with respect to any Common Stock or other securities referred to in subdivision (i) by way of stock dividend or stock split or in connection with a combination or other reorganization or otherwise..

     Securities Act: the meaning specified on the cover of this Warrant, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such similar Federal statute.

     Warrantholder: the meaning specified on the cover of this Warrant.

     Warrant Shares: the meaning specified on the cover of this Warrant.

10.  Miscellaneous.

     10.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

     10.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     10.3 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

     10.4 Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     10.5 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

     10.6 Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

         (a) if to the Company, addressed to:

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                  eUniverse, Inc.
                  101 North Plains Industrial Road
                  Wallingford, CT 06492
                  Attention: President

         (b) if to the Warrantholder, addressed to: __________________ at the address of such Warrantholder appearing on the books of the Company.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

     10.7 Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

     10.8 Governing Law. This Warrant shall be deemed to be a contract made under the laws of Connecticut and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

     10.9 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

         eUNIVERSE, INC.

         By:___________________________________
            Name:
            Its:
         Date:

                                    EXHIBIT A

                                  EXERCISE FORM

TO:  eUNIVERSE, INC.

         The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to the extent of _____ shares of the Common Stock of eUNIVERSE, INC., and hereby makes payment of $_____ in accordance with the provisions of Section 1 of the Warrant Certificate in payment of the purchase price thereof.

         Name:

         -----------------------
         Date:

         Address:

         -----------------------

         -----------------------

                                       9